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_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549
                         ______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934
                         ______________

  Date of Report (Date of earliest event reported): February 6, 1996


                 J.P. MORGAN & CO. INCORPORATED
     (Exact name of registrant as specified in its charter)


       DELAWARE                1-5885              13-2625764
 (State or other juris-      (Commission          (IRS Employer
       diction of            File Number)      Identification No.)
     incorporation)


      60 WALL STREET, NEW YORK, NEW YORK            10260-0060
     (Address of principal executive offices)       (Zip Code)


   Registrant's telephone number, including area code (212) 483-2323

______________________________________________________________________


   (Former name or former address, if changed since last report)
_______________________________________________________________________


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

          4. Certificate of Designation, Preferences and Rights of 6 5/8% Cumulative Prefered Stock, Series H of J.P. Morgan & Co. Incorporated.



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                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)


                         /s/MARGARET M. FORAN
                        ________________________
                        NAME: MARAGRET M. FORAN
                        TITLE: VICE PRESIDENT



DATE: February 8, 1996




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                          EXHIBIT INDEX


Exhibit 4      - Certificate of Designation, Preferences and Rights of 6 5/8%
                 Cumulative Prefered Stock, Series H of J.P. Morgan & Co. Incorporated.